Exhibit 10.1

WAIVER AND THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of July 30, 2003, is made by and among GEO SPECIALTY CHEMICALS, INC. (“Borrower”), certain financial institutions party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, in its capacity as administrative agent (the “Administrative Agent”), and US BANK NATIONAL ASSOCIATION, in its capacity as documentation agent (“Documentation Agent”).

BACKGROUND

A.  Borrower, the Lenders, the Administrative Agent, and Documentation Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 14, 2002 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

B.  Borrower is not in compliance with certain provisions of the Credit Agreement, in each case as set forth on Schedule A hereto (collectively, the “Scheduled Defaults”).

C.  Borrower has requested that the Administrative Agent and the Lenders waive the Scheduled Defaults to permit Borrower to consummate the Senior Notes Financing (as defined herein) and amend the Credit Agreement in certain respects as set forth herein.

D.  The Administrative Agent and the Lenders are willing, to waive the Scheduled Defaults and to amend the Credit Agreement, subject to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION	1. DEFINITIONS

1.1.    Defined Terms.    Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement.

1.2.    Other Defined Terms.    The following terms used in this Agreement shall have the meanings set forth below:

“Senior Notes Financing” means the issuance by Borrower of unsecured senior non-cash interest pay notes to Charter Oak and/or its Affiliates in an aggregate principal amount of not less than $6,100,000 with a final maturity date no earlier than February 1, 2008, on terms and conditions reasonably satisfactory to the Administrative Agent and the Required Lenders (collectively, the “Senior Notes”).

“Waiver Period” means the period beginning at the Effective Time and ending on the Waiver Termination Date.

“Waiver Termination Date” means the earliest to occur of (a) 5:00 p.m. (New York time) on August 22, 2003, (b) the date upon which a Waiver Termination Event occurs or (c) the date upon which the Administrative Agent shall have received or should have been provided with the notice provided for in Section 6.2 of this Agreement.

“Waiver Termination Events” means (a) the occurrence and continuance of any Event of Default other than a Scheduled Default, (b) any representation made by Borrower under or in connection with this Agreement shall prove to be false in any material respect when made, (c) the breach by Borrower of any covenant in this Agreement, or (d) any payment by Borrower or any of its Subsidiaries with respect to the Senior Subordinated Notes or any other Indebtedness which is expressly subordinated to the Obligations.

SECTION	2. WAIVER; REINSTATEMENT

2.1.    Waiver.    During the Waiver Period, the Administrative Agent and the Lenders hereby waive the Scheduled Defaults; provided, however, that, such waiver shall be automatically revoked to the extent a Waiver Termination Event has occurred and is continuing.

2.2.    Effect of Termination of Waiver Period.    If, at the expiration of the Waiver Period, a Default or Event of Default would be in effect, but for the terms of this Agreement, such Default or Event of Default shall be reinstated as of the Waiver Termination Date (as if this Agreement had not been entered into) and the Lenders shall have all rights and remedies in respect thereof.

SECTION	3. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, as of the Effective Time (or at such other time as may be specified below), hereby amended as follows:

3.1.    Interest (Section 1).    In the event that Borrower fails to consummate the Senior Notes Financing on or prior to August 29, 2003, Section 1.08(c) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(c)  Notwithstanding the rates of interest specified herein, upon the occurrence and during the continuance of an Event of Default, the Borrower agrees to pay interest on all outstanding Obligations, payable on demand, at a fluctuating rate per annum equal to the rate otherwise in effect with respect to such Obligations, plus two percent (2.0%).”

3.2.    Events of Default (Section 9).    (a) Section 9.03 of the Credit Agreement is hereby amended by renumbering clause (b) therein to be clause (c) and adding a new clause (b) thereto as follows: “(b) default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.2 of the Third Amendment,”

(b)    New subsection 9.03(c) of the Credit Agreement is hereby amended by inserting the words “or (b)” after the reference to “(a)” appearing in the parenthetical therein.

(c)    The proviso contained in the parenthetical in the last paragraph of Section 9 of the Credit Agreement is amended by inserting, prior to the reference therein to Section 9.05, the words: “Section 9.03(b) or.”

3.3.    Section 10 (Definitions).    Section 10 of the Credit Agreement is hereby amended by adding the following definition of “Third Amendment” thereto in appropriate alphabetical order as follows:

“Third Amendment” shall mean that certain Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of July 30, 2003 among the Borrower, the Lenders and the Administrative Agent.”

SECTION	4. BORROWINGS

4.1.    Availability of Loans.    During the Waiver Period, notwithstanding anything to the contrary in the Credit Agreement, no Lender shall be obligated to make any new Revolving Loans, Swingline Loans or issue any new Letter of Credit.

SECTION	5. REPRESENTATIONS AND WARRANTIES

5.1.    Representations and Warranties.    In order to induce the Administrative Agent and the Lenders to enter into this Agreement, Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

(a)  Corporate Power and Authority.    Borrower has the full corporate power and authority to execute, deliver and perform this Agreement and Borrower has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement.

(b)  Binding Obligation.    This Agreement has been duly executed and delivered by Borrower and is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity.

(c)  Incorporation of Representations and Warranties from the Credit Agreement.    After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects at and as of the Effective Time, with the same effect as though made on such date, except (x) to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material aspects as of such date, (y) as otherwise set forth on Schedule A hereto and (z) the representation and warranty set forth in Section 6.10(c) of the Credit Agreement.

(d)  No Violation or Conflict.    The execution, delivery and performance of this Agreement by Borrower do not and will not violate any provision of the certificate of incorporation or by-laws, any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority having jurisdiction over it or any contractual provision to which it is a party or to which it or any of its property is subject.

(e)  No Additional Consents Required.    No material order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with its execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

(f)  Absence of Default.    No Event of Default or Default will exist or be continuing, except with respect to the Scheduled Defaults.

(g)  Good Standing.    At the Effective Time, each Credit Party is a duly organized and validly existing entity in good standing in its jurisdiction of incorporation.

(h)  No Amendment to Bylaws.    A true and complete copy of the bylaws of each Credit Party has been delivered to the Administrative Agent prior to or on the date of this Agreement.

(i)  Perfection Certificates.    Without limiting any other representation or warranty made in this Agreement, Borrower hereby represents and warrants that each of it and its Subsidiaries has previously delivered to the Administrative Agent a true and correct Perfection Certificate and each such Perfection Certificate remains true and correct as of the date hereof.

SECTION	6. COVENANTS

6.1.  Senior Notes Financing.    On or prior to August 22, 2003, Borrower shall have consummated the Senior Notes Financing.

6.2.  Prior Notice.    Borrower shall give the Administrative Agent at least five (5) Business Days notice prior to it or any other Credit Party making any payment with respect to the Senior Subordinated Notes.

6.3.  Notices.    Borrower shall immediately notify the Administrative Agent of its having knowledge that it or any Subsidiary has breached any term of this Agreement or of the existence of any event which constitutes a Waiver Termination Event.

SECTION	7. CONDITIONS PRECEDENT

7.1.  Conditions to Effectiveness of Agreement.    This Agreement shall become effective at 5:00 p.m. (New York time) on July 30, 2003 once the following conditions precedent have been satisfied (the “Effective Time”):

(a)  Execution and Delivery of Agreement.    Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Agreement.

(b)  Charter Oak Commitment.    The Administrative Agent shall have received duly executed documentation, which shall be satisfactory in form and substance to the Administrative Agent and its counsel, evidencing Charter Oak’s commitment to purchase the Senior Notes.

(c)  Other Documents and Actions.    The Administrative Agent shall have received each of the following documents and/or confirmed the occurrence of the following specified actions, as the case may be, each of which shall be satisfactory in form and substance to the Administrative Agent and its counsel:

(1)  Officer’s Certificate.    A bringdown certificate of an officer of Borrower in the form of Exhibit A attached hereto;

(2)  Subsidiary Guarantor Acknowledgement and Consent.    An Acknowledgement and Consent in the form of Exhibit B attached hereto, duly executed and delivered by each Subsidiary Guarantor;

(3)  Charter Oak Acknowledgement and Consent.    An Acknowledgement and Consent in the form of Exhibit C attached hereto, duly executed and delivered by Charter Oak;

(4)  Litigation.    There shall be no actions, suits or proceedings pending or threatened, to Borrower’s knowledge, which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to (i) have a Material Adverse Effect or (ii) have a material adverse effect on the rights or remedies of the Lenders hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Lenders hereunder or under any other Credit Document;

(5)  Corporate Proceedings.    All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down certificates, if any, which the Administrative Agent or the Lenders reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities; and

(6)  Other Matters.    Such other instruments, documents, certificates and opinions in respect of such matters as the Administrative Agent may reasonably request.

(d)  No Defaults.    After giving effect to this Agreement, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing, except as otherwise set forth on Schedule A hereto.

(e)  Representations and Warranties.    After giving effect to this Agreement, the representations and warranties of Borrower contained in this Agreement, the Credit Agreement and the other Credit Documents shall be true and correct in all material respects as of the Effective Time, with the same effect as though made on such date, except (x) to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date, (y) as otherwise set forth on Schedule A hereto, and (z) the representation and warranty set forth in Section 6.10(c) of the Credit Agreement.

(f)  Fees.    Borrower shall have paid all reasonable fees, costs and expenses of the Administrative Agent, including, without limitation, the reasonable fees and expenses of Winston & Strawn LLP.

(g)  Other Matters.    The Administrative Agent shall have received such other instruments and documents as the Administrative Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Administrative Agent.

SECTION	8. MISCELLANEOUS

8.1.  Miscellaneous.    The parties hereto hereby further agree as follows:

(a)  Costs, Expenses and Taxes.    Borrower hereby agrees to promptly pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

(b)  Counterparts.    This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart. A facsimile copy of a signature shall be deemed to be an original signature page, regardless of whether an original signature page shall thereafter be delivered.

(c)  Headings.    Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(d)  Integration.    This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e)  GOVERNING LAW.    THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

(f)  Binding Effect.    This Agreement shall be binding upon and inure to the benefit of and be enforceable by Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g)  Limited Waiver.    Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Credit Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Administrative Agent and the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Credit Documents; or (iv) give rise to any defenses or counterclaims to the right of the Administrative Agent and the Lenders to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Credit Agreement and the other Credit Documents. From and after the Waiver Termination Date, the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Credit Documents and under applicable laws and shall be entitled to enforce the Credit Documents according to their terms, as amended hereby.

(h)  Reference to and Effect on the Credit Agreement and other Credit Documents.    The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Credit Documents, other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Credit Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Credit Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Time each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,”

“herein” or words of like import, and each reference to the Credit Agreement in the Credit Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Borrower acknowledges and agrees that this Agreement constitutes a “Credit Document” for purposes of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.12 of the Credit Agreement.

(i)    RELEASE.    BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT AND EACH LENDER, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE AFFILIATES, PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES, ANY LENDER, OR AGAINST THEIR RESPECTIVE AFFILIATES, PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 8.1(i) SHALL BE CONSTRUED TO LIMIT OR WAIVE ANY CLAIMS, DEFENSES OR CAUSES OF ACTION THAT BORROWER MAY HAVE AGAINST CITICORP USA, INC. OR ANY OF ITS AFFILIATES, PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS OR ASSIGNS RELATING TO ANY HEDGE AGREEMENTS BETWEEN BORROWER AND SUCH PERSONS.

(j)  Severability of Provisions.    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), Individually as a Lender and as Agent

By:

Name:

Title:

GEO SPECIALTY CHEMICALS, INC.

By:

Name:

Title:

Schedule A

Scheduled Defaults

The failure to pay interest under the Senior Subordinated Notes on the due date but excluding any failure to pay such interest after giving effect any grace periods applicable thereto.

The failure to comply with the Interest Coverage Ratio (Section 8.10) and the Senior Leverage Ratio (Section 8.11(b)) for the period ending June 30, 2003.

Section references on this Schedule A refer to sections of the Credit Agreement, unless otherwise specified herein.

EXHIBIT A

FORM OF

OFFICER’S CERTIFICATE

I,                     , a duly qualified and acting officer of GEO Specialty Chemicals, Inc., an Ohio corporation (“Borrower”), hereby certify that I am an Authorized Officer of Borrower and further certify on behalf of Borrower that:

1.    This Certificate is furnished pursuant to Section 7.1(c)(1) of the Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of the date hereof (the “Agreement”), among Borrower, the Administrative Agent and the financial institutions thereto. Unless otherwise defined herein, any capitalized terms used herein have the meanings set forth in the Agreement.

2.    After giving effect to the Agreement, the representations and warranties of Borrower and the other Credit Parties contained in the Agreement, the Credit Agreement and the other Credit Documents shall be true and correct in all material respects as of the Effective Time, with the same effect as though made on such date, except (x) to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct as of such date, (y) as otherwise set forth on Schedule A to the Agreement and (z) the representation and warranty set forth in Section 6.10(c) of the Credit Agreement.

3.    After giving effect to the Agreement, no Event of Default or Default will exist or be continuing, except as otherwise set forth on Schedule A to the Agreement.

4.    The conditions set forth in Section 7 of the Agreement to be satisfied by Borrower have been fully satisfied or waived.

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of July, 2003.

GEO SPECIALTY CHEMICALS, INC.

By:

Its:

EXHIBIT B

FORM OF

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges that it has reviewed the terms and provisions of that certain Amended and Restated Credit Agreement dated as of May 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 14, 2002 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by and among Borrower, the Administrative Agent and the Lenders; capitalized terms used herein without definition have the meaning ascribed thereto in the Credit Agreement and this Waiver and Third Amendment to Amended and Restated Credit Agreement (the “Agreement”) and consents to the amendment of the Agreement pursuant to this Agreement and the other matters contemplated under the Agreement.

The undersigned hereby acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Agreement. The undersigned represents and warrants that all representations and warranties applicable to it contained in the Agreement as amended by this Agreement and the Credit Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Effective Time, to the same extent as though made on and as of that date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date or were modified by any delivery of a Perfection Certificate subsequent to the date of the Credit Agreement). The undersigned acknowledges and agrees that the provisions of Section 8.1(i) of the Agreement are incorporated herein by reference and shall apply mutatis mutandis to the undersigned as if it were Borrower thereunder.

The undersigned acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, the undersigned is not required by the terms of the Agreement or any other Credit Document to consent to the amendment of the Agreement effected pursuant to this Agreement and (ii) nothing in the Agreement or this Agreement or any other Credit Document shall be deemed to require the consent of the undersigned to any future amendment of the Agreement or any other Credit Document.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement and Consent to the Waiver and Third Amendment to Amended and Restated Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of this 30th day of July, 2003.

[signature page follows]

GEO SPECIALTY CHEMICALS LIMITED

By: GEO SPECIALTY CHEMICALS, INC.

its Sole Member

By:

Name:

Title:

EXHIBIT C

FORM OF

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledge that they have reviewed the terms and provisions of that certain Amended and Restated Credit Agreement dated as of May 31, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 14, 2002 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by and among Borrower, the Administrative Agent and the Lenders; capitalized terms used herein without definition have the meaning ascribed thereto in the Credit Agreement and this Waiver and Third Amendment to Amended and Restated Credit Agreement (the “Agreement”) and consent to the amendment of the Agreement pursuant to this Agreement and the other matters contemplated under the Agreement.

The undersigned hereby acknowledge and agree that any of the Credit Documents (including the Support Agreement and the Subordination and Intercreditor Agreement) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of this Agreement. The undersigned hereby acknowledge and agree that the provisions of Section 8.1(i) of the Agreement are incorporated herein by reference and shall apply mutatis mutandis to the undersigned as if they were Borrower thereunder.

The undersigned acknowledge and agree that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, the undersigned is not required by the terms of the Agreement or any other Credit Document to consent to the amendment of the Agreement effected pursuant to this Agreement and (ii) nothing in the Agreement or this Agreement or any other Credit Document shall be deemed to require the consent of the undersigned to any future amendment of the Agreement or any other Credit Document.

IN WITNESS WHEREOF, the undersigned have caused this Acknowledgement and Consent to the Waiver and Third Amendment to Amended and Restated Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of this 30th day of July, 2003.

[signature page follows]

CHARTER OAK PARTNERS By: Fine Partners, L.P., Managing Partner

By:

Name:

Title:

CHARTER OAK PARTNERS CAPITAL PARTNERS, L.P. By: North Fairfield, L.L.C., General Partner

By:

Name:

Title: